UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3295	25-1190717

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

405 Lexington Avenue, New York, NY		10174-0002

(Address of principal executive offices)		(Zip Code)

(212) 878-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On March 22, 2007, Minerals Technologies Inc. (the “Company”) will post on its website, www.mineralstech.com, an interview with Joseph C. Muscari, Chairman and Chief Executive Officer since March 1, 2007, introducing Mr. Muscari to the Company’s employees.

This interview contains forward-looking statements, which describe or are based on current expectations. Actual results may differ materially from these expectations. In addition, any statements that are not statements of historical fact (including statements containing the words “believe,” “plan,” “anticipate,” “expect,” “estimate” and similar expressions) should also be considered to be forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this interview should be evaluated together with the many uncertainties that affect our businesses, particularly those mentioned in the risk factors and other cautionary statements included in our 2006 Form 10-K and in our other reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.

(Registrant)

By:	/s/ László Serester

Name: László Serester Title: Assistant Secretary

Date: March 22, 2007